Information Required In Information Statement
Schedule 14c Information

Information Statement Pursuant to Section 14(C) of the Securities Exchange Act of 1934

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J2 Communications

(Name of Registrant as Specified in Its Charter)

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Notice Of Action By Written Consent
Information Statement
We Are Not Asking You For A Proxy And You Are Requested Not To Send The Company A Proxy.
Reincorporation Proposal
Dissenters’ Rights
Interest Of Certain Persons In Or Opposition To Matters Acted Upon
Approval By Consenting Shareholders
Approved Action 1. Reincorporation Of The Company In Delaware Pursuant To Agreement And Plan Of Merger
Security Ownership Of Certain Beneficial Owners And Management
Additional and Available Information
Incorporation By Reference
Company Contact Information
Exhibit A
RECITALS
AGREEMENTS
Exhibit B
Certificate Of Incorporation Of National Lampoon, Inc.
Exhibit C
BYLAWS OF NATIONAL LAMPOON, INC.

Preliminary Information
Statement—Definitive Information
Statement Intended To Be
Released To Shareholders
On Or About October 12, 2002

J2 Communications

Notice Of Action By Written Consent

To Our Shareholders:

     On August 8, 2002, the Board of Directors of J2 Communications, a California corporation (the “Company”), approved and recommended to the shareholders of the Company that the Company change its state of incorporation from California to Delaware and change its name from J2 Communications to National Lampoon, Inc. The change in the Company’s state of incorporation and name will be accomplished by merging the Company with and into National Lampoon, Inc., a newly created and wholly owned subsidiary of the Company, which has been organized under the laws of the State of Delaware (these transactions are referred to herein as the “Reincorporation”).

     On September 27, 2002, the holders of a majority of the shares of the Company’s Series B Convertible Preferred Stock, the holders of which are entitled to vote on the Reincorporation as a separate class, and the holders of a majority of the shares of the Company’s Common Stock and Series B Convertible Preferred Stock combined, the holders of which are also entitled to vote on the Reincorporation together as a single class (collectively, the “Consenting Shareholders”), approved the Reincorporation by written consent without a meeting, with such approval to become effective, subject to the consummation of the Reincorporation, as of the twenty-first day after the mailing of the accompanying Information Statement to the shareholders of the Company as constituted at the close of business on September 26, 2002. The approval by the Consenting Shareholders of the Reincorporation constitutes the approval of shareholders necessary for the Company to undertake such actions under the California Corporations Code, the Company’s Second Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws. Accordingly, approval of the Reincorporation is not being submitted to the other shareholders of the Company for a vote and no meeting of shareholders will be held with respect to the Reincorporation.

We Are Not Asking You For A Proxy And
You Are Requested Not To Send Us A Proxy.

     This Notice of Action By Written Consent is being mailed to all shareholders of record as of the close of business on September 26, 2002, which is the record date fixed by the Board of Directors for determining who is entitled to vote on the Reincorporation (the “Record Date”).

     Your attention is directed to the enclosed Information Statement.

By Order of the Board of Directors

/s/ James P. Jimirro James P. Jimirro Chairman of the Board, Chief Executive Officer and President

Los Angeles, California __________ ___, 2002

3

Preliminary Information
Statement—Definitive Information
Statement Intended To Be
Released To Shareholders
On Or About October 12, 2002

J2 Communications
10850 Wilshire Boulevard
Suite 1000
Los Angeles, California 90024
(310) 474-5252

Information Statement

     This Information Statement is being sent on or about October 12, 2002 to the holders of record as of the close of business on September 26, 2002 (the “Record Date”) of the Common Stock, no par value (the “Common Stock”), of J2 Communications, a California corporation (the “Company”), and the Series B Convertible Preferred Stock, no par value (the “Series B Preferred”), of the Company. The list of shareholders entitled to receive this Information Statement is available for examination at the Company’s offices at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.

     On August 8, 2002, the Company’s Board of Directors approved and recommended to the shareholders of the Company a Plan and Agreement of Merger pursuant to which the Company would merge with and into National Lampoon, Inc., a newly created and wholly-owned subsidiary of the Company organized under the laws of the State of Delaware (the “Reincorporation”). The purpose of the Reincorporation is to change the Company’s state of incorporation from California to Delaware and to change the Company’s name from J2 Communications to National Lampoon, Inc.

     On September 27, 2002, the holders of more than a majority of outstanding shares of the Company’s Common Stock and the holders of more than a majority of outstanding shares of Series B Preferred entitled to vote on the Reincorporation proposal (collectively, the “Consenting Shareholders”) approved the Reincorporation by written consent without a meeting, with such approval to be effective as of the twenty-first day after the mailing of this Information Statement to the Company’s shareholders as constituted on the Record Date. The Consenting Shareholders cast a total of 1,890,465 votes, being 71.4% of the total votes eligible to be cast, as the holders of Common Stock and Series B Preferred voting together as a single class (on an “as-converted” basis with respect to the Series B Preferred), and voted 39,744 shares of Series B Preferred, representing 94.1% of the outstanding shares of Series B Preferred voting as a separate class of stock, in favor of the Reincorporation proposal. The approval by the Consenting Shareholders of the Reincorporation constitutes the approval of shareholders necessary for the Company to undertake the Reincorporation under the California Corporations Code (the “California Code”), the Company’s Second Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws. Accordingly, approval of the Reincorporation is not being submitted to the other shareholders of the Company for a vote and no meeting of shareholders will be held with respect to the Reincorporation.

We Are Not Asking You For A Proxy And
You Are Requested Not To Send The Company A Proxy.

     Management is not soliciting proxies in connection with this Information Statement. This Information Statement is being furnished solely to provide shareholders with certain information concerning the Reincorporation in accordance with the requirements of the California Code and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Common Stock and Series B Preferred.

Reincorporation Proposal

     On August 8, 2002, the Company’s Board of Directors approved the Reincorporation and the actions to be undertaken in connection therewith and recommended that the Company’s shareholders approve the Reincorporation. On September 27, 2002, the Consenting Shareholders approved the Reincorporation.

Dissenters’ Rights

     Under the California Code, the Reincorporation approved by the Consenting Shareholders does not require the Company to provide dissenting shareholders with a right of appraisal and the Company will not provide shareholders with such a right.

Interest Of Certain Persons In Or Opposition
To Matters Acted Upon

     The Company is not aware of any interest that would be substantially affected through the Reincorporation whether adversely or otherwise.

Shareholder Approval; Outstanding Securities And Voting Rights

     Pursuant to the California Code and the Company’s Amended and Restated Bylaws, an affirmative vote of the holders of not less than a majority of the Company’s outstanding Series B Preferred voting as a separate class, and an affirmative vote of the holders of not less than a majority of the Company’s outstanding Common Stock and Series B Preferred voting together, are required to approve the Reincorporation.

     As of the Record Date, the capital stock of the Company consisted of Common Stock and Series B Preferred, of which 1,459,284 shares of Common Stock were issued and outstanding and 42,244 shares of Series B Preferred were issued and outstanding. Each holder of the Company’s Common Stock is entitled to one vote for each share of Common Stock held in the holder’s name on the Company’s books, as of a specified record date, on any matter submitted to a vote of the shareholders. Each share of Series B Preferred is convertible into 28.169 shares of Common Stock. Holders of shares of Series B Preferred have the right to vote their shares of Series B Preferred as a class with the holders of shares of Common Stock as if the Series B Preferred had been converted into shares of Common Stock, resulting in the holders of Series B

Preferred having a total of 1,189,971 votes. Accordingly, when voting together as a single class, the holders of shares of Common Stock and Series B Preferred have a total of 2,649,255 votes on the Reincorporation proposal and the affirmative vote of the holders of shares having at least 1,324,628 votes is required to approve the Reincorporation proposal by that class. The affirmative vote of the holders of at least 21,123 shares of Series B Preferred is required to approve the Reincorporation proposal by the holders of Series B Preferred voting as a separate class of shareholders.

Approval By Consenting Shareholders

     Under the California Code and the Company’s Amended and Restated Bylaws, any action that may be taken at any shareholders’ meeting may be taken by written consent of the holders of the requisite number of shares required to take such action. As of the Record Date, there were 1,459,284 shares of Common Stock and 42,244 shares of Series B Preferred issued and outstanding. The Consenting Shareholders collectively voted 770,916 shares of Common Stock and 39,744 shares of Series B Preferred in favor of the Reincorporation. That vote represented a total of 1,890,465, or 71.4%, of the votes eligible to be cast by the holders of Common Stock and Series B Preferred voting together as a single class (with each share of Series B Preferred being entitled to 28.169 votes), and a total of 39,744 votes, or 94.1%, of the votes eligible to be cast by the holders of Series B Preferred voting as a separate class. The names of the Consenting Shareholders and the number of shares of Common Stock and Series B Preferred that they voted in favor of the Reincorporation are as follows1:

	Number of Shares	Percentage of	Number of	Percentage of
	of Common Stock	Outstanding Common	Shares of Series B	Outstanding Series B
Name	and Series B	Stock and Series B	Preferred	Preferred
and Affiliation	Preferred Voted2	Preferred Voted2	Voted	Voted

James P. Jimirro, Chairman of the Board, President and Chief Executive Officer	233,667	9.1%	0	0
Daniel S. Laikin, Chief Operating Officer and Director	825,391	32.0%	23,364	55.3%
Paul Skjodt, Director	225,557	8.8%	3,000	7.1%
Diamond Investments, LLC	92,399	3.6%	0	0
Timothy S. Durham, Director	309,256	12.0%	8,380	19.8%
Judy B. Laikin	26,000	1.0%	0	0
Samerian LLP	20,000	0.8%	0	0
DC Investments, LLC	140,845	5.5%	5,000	11.8%
DW Leasing Company, LLC	17,350	0.7%	0	0

1 Messrs. Laikin, Skjodt and Durham, Ms. Laikin and Diamond Investments, LLC, Samerian LLP, DC Investments, LLC and DW Leasing Company, LLC have jointly filed a Schedule 13D and amendments to the Schedule 13D with the Securities and Exchange Commission disclosing the beneficial ownership of securities issued by the Company.

2 Totals are for the Series B Preferred (on an “as converted” basis) and Common Stock voting together as a single class of stock.

	Number of Shares	Percentage of	Number of	Percentage of
	of Common Stock	Outstanding Common	Shares of Series B	Outstanding Series B
Name	and Series B	Stock and Series B	Preferred	Preferred
and Affiliation	Preferred Voted2	Preferred Voted2	Voted	Voted

Total	1,890,465	71.4%	39,744	94.1%

     On September 27, 2002, the Consenting Shareholders approved by written consent the Plan and Agreement of Merger for the Reincorporation. The Plan and Agreement of Merger is attached as Exhibit A to this Information Statement. As approved by the Consenting Shareholders, the Reincorporation is hereinafter sometimes referred to as the “Approved Actions.”

     Because the Consenting Shareholders have approved the Approved Actions, the Company is not submitting the Reincorporation proposal to a vote of the Company’s shareholders, nor is the Company soliciting proxies or holding a shareholders’ meeting on the Reincorporation. However, the Company is mailing this Information Statement to all shareholders of record on the Record Date to provide them with certain information concerning the Approved Actions in accordance with the requirements of the California Code and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C. The Approved Actions are described below.

Approved Action 1.
Reincorporation Of The Company In Delaware
Pursuant To Agreement And Plan Of Merger

A. Purpose of the Reincorporation

     As previously reported, the Company completed reorganization transactions on May 17, 2002, involving a group headed by Daniel S. Laikin, Paul Skjodt and Timothy S. Durham. James P. Jimirro, Chairman of the Board, President and Chief Executive Officer of the Company, was also a party to those transactions. As a part of those transactions, the various parties entered into a Voting Agreement wherein each of the parties agreed to take all necessary or desirable action to cause the Company to reincorporate in the State of Delaware. In part, such reincorporation was intended to avoid the requirement under California law that the Company permit cumulative voting for the election of directors.

     The Board of Directors believes the change of the Company’s state of incorporation to be in the best interests of the Company and its shareholders for several reasons. First, the board believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain qualified members of the Company’s Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. Second, reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Finally, the Board of Directors believes that reincorporation in Delaware will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize benefits to the Company and its shareholders.

     1.     Director Liability: Ability to Attract and Retain Directors.

     California and Delaware corporate laws allow corporations to limit the personal monetary liability of their directors for their conduct as directors under certain circumstances. Neither corporate statute permits a corporation to limit or eliminate the liability of its directors for intentional misconduct or bad faith, for transactions from which the director derives an improper personal benefit or for violations of federal laws. Nevertheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under Delaware law than under California law and, therefore, the Company’s objectives of attracting and retaining qualified directors can be better achieved by reincorporation in Delaware. Shareholders should be aware, however, that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See “Significant Differences Between California and Delaware Corporate Law — Limitation of Liability and Indemnification” for a more complete discussion of these issues.

     2.     Predictability of Delaware Law.

     For many years, Delaware has followed a policy of encouraging incorporation in its state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware’s corporate law. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

     In contrast, the California Corporations Code, to which the Company is presently subject, has not been subject to the same degree of judicial scrutiny and interpretation to which Delaware corporate law has been subject. The Board of Directors believes that the interests of the Company’s shareholders are better served by reincorporating in a state that has a more defined and comprehensive corporate law. It is anticipated that the proposed Reincorporation will provide greater predictability in the Company’s legal affairs than is presently available under California law.

     3.     Hostile Takeovers.

     Delaware, like many other states, permits a corporation to adopt a number of measures, through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Reincorporation is not being proposed in order to prevent any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     The Board of Directors has considered or may consider in the future certain defensive strategies designed to enhance the Board of Director’s ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preference of which are determined by the Board of Directors. Some of these measures may be implemented under California law and under the Company’s existing charter and bylaws. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

     Certain effects of the Reincorporation may be considered to have anti-takeover implications such as the elimination of the potential for cumulative voting for the election of directors. On the other hand, reincorporation in Delaware will not result in the elimination of the right to call special meetings of the shareholders by shareholders who control at least 10% of the voting shares, the institution of a classified Board or the application of Delaware’s business combination statute.

     4.     Rights of Shareholders.

     The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies.

B. Method of Reincorporation

     The Reincorporation will be accomplished by merging the Company with and into National Lampoon, Inc., a newly formed Delaware corporation which, immediately prior to the merger, will be a wholly owned subsidiary of the Company (the “Delaware Company”). The terms and conditions of the Reincorporation will be set forth in a Plan and Agreement of Merger (the “Merger Agreement”), a copy of which is attached hereto as Exhibit A. The Reincorporation will not result in any change in the Company’s business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     On the effective date of the Reincorporation, (1) each outstanding share of Common Stock of the Company will automatically convert into one share of common stock, with a par value of $0.0001 per share, of the Delaware Company, (2) each outstanding share of Series B Preferred of the Company will automatically convert into one share of Series B Convertible Preferred Stock, with a par value of $0.0001 per share, of the Delaware Company, and (3) shareholders of the Company will automatically become shareholders of the Delaware Company.

     On the effective date of the Reincorporation, the number of outstanding shares of common stock and Series B Convertible Preferred Stock of the Delaware Company will be equal to the number of shares of Common Stock and Series B Preferred of the Company outstanding immediately prior to the effective date of the Reincorporation. In addition, each outstanding option, warrant or right to acquire shares of Common Stock or Series B Preferred, as applicable, of the Company will be converted into an option, warrant or right to acquire an equal number of shares of common stock or Series B Convertible Preferred Stock, as applicable, of the Delaware Company, under the same terms and conditions as the original options, warrants or rights. All of the Company’s employee benefit plans, including the 1999 Employee Stock Option, Deferred

Stock and Restricted Stock Plan, will be adopted and continued by the Delaware Company following the Reincorporation. The Consenting Shareholders, by approval of the Reincorporation, have approved the adoption and assumption of those plans by the Delaware Company.

     No action need be taken by shareholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the Reincorporation.

     The Reincorporation has been approved by a majority of the outstanding voting securities entitled to vote on the proposal and a majority of the outstanding Series B Preferred. It is anticipated that the Reincorporation will be completed as of the twenty-first (21st) day after the mailing of this Information Statement to the Company’s shareholders or as soon thereafter as practicable. However, the Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable. Any amendment that would effect a material change from the charter provisions discussed in this Information Statement, would require further approval by the holders of a majority of the outstanding shares of Common Stock and Series B Preferred voting together and by a majority of the outstanding shares of Series B Preferred voting as a separate class.

C. Significant Changes To The Charter And Bylaws

     1.     General

     In general, the Company’s corporate affairs currently are governed by the California Code, the Company’s Second Amended and Restated Articles of Incorporation (the “California Articles”) and the Company’s Amended and Restated Bylaws (the “California Bylaws”), which have been adopted pursuant to the California Code. The California Articles and the California Bylaws are available for inspection during business hours at the principal executive offices of the Company.

     The California Articles and the California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the “Delaware Certificate”) and the bylaws of the Delaware Company (the “Delaware Bylaws”), copies of which are attached as Exhibits “B” and “C”, respectively. Following the Reincorporation, issues of corporate governance and control will be controlled by Delaware law rather than California law. But see “Significant Differences Between California and Delaware Corporate Law — Application of California Law After Reincorporation” for a discussion of the remaining effects of California law on the Company following the Reincorporation. A number of significant differences between California and Delaware law and among the various charter documents are summarized in this Information Statement.

     Copies of the California Articles and the California Bylaws may be obtained by writing to the Company at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, Attention: Corporate Secretary.

     2.     Name Change

     Pursuant to the Reincorporation, the Company will merge into, and its business will be continued by, the Delaware Company under the name National Lampoon, Inc. The Board of Directors believes that the use of this name as the Company’s corporate name is in the best interest of the Company and permits the Company to better capitalize upon its key asset, the “National Lampoon” name.

     The change of the Company’s corporate name from “J2 Communications” to “National Lampoon” will not in any way affect the validity or transferability of stock certificates currently outstanding and shareholders will not be required to surrender for exchange any certificates now held by them. The corporate name change also will not affect the capital structure of the Company, the rights or obligations of the Company with respect to its existing contractual obligations, or the obligations of third parties to the Company.

     3.     Capitalization

     The California Articles currently authorize the issuance of 15,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, no par value. The Delaware Company’s capitalization, as set forth in the Delaware Certificate, which will be the Company’s governing charter if the Reincorporation is effected, is identical to the capitalization of the Company’s California Articles with the exception that each share of common stock and preferred stock will have a par value of $0.0001 per share.

     Upon effectiveness of the proposed Reincorporation, the Delaware Company will have the same number and classes of outstanding shares of common stock and preferred stock that the Company had outstanding immediately prior to the reincorporation.

     4.     Action by Written Consent of Shareholders

     Under California and Delaware corporate law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While both California and Delaware law permit a corporation to eliminate the ability of shareholders to act by written consent in its charter, neither the California Articles nor the Delaware Certificate eliminate this ability. The California Bylaws require certain enumerated actions, when approved by consent, to be approved by unanimous consent. No comparable requirements exist under Delaware law. In order to preserve those requirements with respect to the Delaware Company, the requirements for unanimous shareholder consent in the California Bylaws have been set forth in the Delaware Certificate.

     5.     Cumulative Voting for Directors

     Cumulative voting permits a holder of shares of stock entitled to vote in the election of directors to cast in the election of directors the total number of votes to which the holder’s shares are entitled multiplied by the number of directors to be elected. The holder may allocate all votes to a single candidate or may allocate those votes among as many candidates as the holder chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the corporation.

     Under California law, cumulative voting in the election of directors is required if an appropriate notice is given by a shareholder at a shareholders’ meeting at which directors are to be elected. If any one shareholder gives such notice, all shareholders may cumulate their votes. California law permits a corporation, by amending its articles of incorporation or bylaws, to eliminate cumulative voting in all situations if (i) the corporation’s shares are listed on the New York Stock Exchange or the American Stock Exchange or (ii) the corporation’s outstanding securities are designated as qualified for trading as a national market system security on the National Association Quotation System. The California Articles do not include a provision eliminating cumulative voting.

     Cumulative voting is not available under Delaware law unless so provided in a corporation’s certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

     The elimination of cumulative voting could deter investors from acquiring a minority ownership position in the Company with a view toward obtaining a Board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company, which some shareholders might deem favorable.

     6.     Removal of Directors by Shareholders

     Under California law and under the California Bylaws, any director or the entire Board of Directors may be removed without cause with the approval of a majority of the outstanding shares entitled to vote; however, no director may be removed (unless the entire Board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting. The charter documents of the Delaware Company do not contain a similar limitation on the right of shareholders to remove directors. In accordance with Delaware law, the Delaware Bylaws provide that any director may be removed without cause by holders of a majority of the outstanding shares entitled to vote at an election of directors.

D. Significant Differences Between California and Delaware Corporate Law

     1.     Limitation of Liability and Indemnification

a. Limitations on Director Monetary Liability to Corporation and Stockholders

     Both California and Delaware law permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. California and Delaware corporate laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter. As discussed below, each of the California Articles and the Delaware Certificate include limitations on directors’ monetary liability. However, due to the different language contained in Delaware and California’s corporate statutes, Delaware’s limitation of liability is deemed to be broader.

     The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) a transaction from which the director derived an improper personal benefit; (d) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     In accordance with Delaware law, the Delaware Certificate states that a director shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability for: (a) breaches of the director’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) for any transaction from which the director derived an improper personal benefit. This limitation of liability provision may not eliminate or limit the liability of a director for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Due to the difference between Delaware law and California law noted above, following the consummation of the Reincorporation, a Delaware Company director will not be liable to the Delaware Company or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director’s duty of care. As a result, an action for monetary damages against the director predicated on a breach of the duty of care would be available only if the Delaware Company or its stockholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Under California law, an action for a breach of a director’s duty of care could be predicated on gross negligence. Consequently, an effect of the Reincorporation may be to limit or eliminate an effective remedy that might otherwise be available to a shareholder of the Company who is dissatisfied with a director’s decisions.

     The Company believes that directors are motivated to exercise due care in managing the Company’s affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Reincorporation should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

b. Indemnification of Officers and Directors

     The California Bylaws and the Delaware Bylaws relating to indemnification similarly require that the Company and the Delaware Company, respectively, indemnify its directors and officers to the fullest extent permitted by the respective state law, provided that the Company and the Delaware Company may modify the extent of such indemnification by individual contracts with its directors and officers. The Delaware Company, however, will not be required to indemnify any director or officer in connection with a proceeding initiated by such person. In addition, the California Bylaws and the Delaware Bylaws permit the Company and the Delaware

Company to provide indemnification to its employees and other agents as set forth in California and Delaware law. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

(i) Advancement of Expenses in Derivative Actions

     Both Delaware law and California law permit the indemnification of expenses actually and reasonably incurred by directors, officers, employees and agents in derivative actions, except in certain limited circumstances. Under Delaware law, a director, officer, employee or agent, without court approval, may be indemnified for expenses actually and reasonably incurred in the settlement or other disposition of a derivative action, provided that the disposition does not include an adjudication of liability. However, unless the person is successful on the merits in defense of a derivative proceeding, California law does not permit, without court approval, the indemnification of (i) amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending derivative proceeding, or (ii) amounts incurred in defending a pending action which is settled or otherwise disposed of.

(ii) Determination of Standard of Care

     Under Delaware law and California law a person is entitled to be indemnified against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in third-party and derivative actions, provided the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The laws of California and Delaware differ as to who may determine whether the standard of care has been met.

     Under California law, a person who is not successful on the merits in defense of any action is entitled to be indemnified against (A) expenses, judgments, fines and amounts paid in settlement to the extent actually and reasonably incurred in the third party actions and (B) expenses to the extent actually and reasonably incurred in the defense or settlement of the derivative actions, if such person’s conduct meets the requisite standard of care. Whether the standard of care has been satisfied under California law will be determined by (1) a majority vote of a disinterested quorum of the directors, (2) independent legal counsel (if a quorum of independent directors is not obtainable) set forth in a written opinion, (3) a majority vote of a quorum of the shareholders (excluding shares owned by the interested party) or (4) the court handling the action. Further, as noted above, unless a person is successful on the merits in defense of a derivative action, no indemnification of expenses or amounts paid in settlement of the action will be permitted without court approval.

     Under Delaware law, a person who is not successful on the merits in defense of any action is entitled to be indemnified against (A) expenses, judgments, fines and amounts paid in settlement to the extent actually and reasonably incurred in the third party actions and (B) expenses to the extent actually and reasonably incurred in the defense or settlement of the derivative actions, if such person’s conduct meets the requisite standard of care. Whether the standard of care has been satisfied under Delaware law may be determined (1) by a majority of the disinterested directors, even though less than a quorum, (2) by a committee of disinterested directors designated by a majority vote of such disinterested directors, even though less than a quorum, (3) if there are no disinterested directors, or if such directors so direct, by independent legal counsel set forth in a written opinion or (4) by a majority vote of a quorum of the shareholders (which may include the shares of an interested party).

(iii) Indemnification following a Successful Defense

     California law requires indemnification of directors, officers and employees when the individual has successfully defended an action on the merits. Delaware law also requires indemnification in the case of a successful defense, whether on the merits or otherwise, but only for directors and officers. Thus, the Delaware Company will have a broader mandatory indemnification obligation to its officers and directors than the Company, but the Delaware Company will not have any mandatory indemnification obligation to its employees or other agents unless such rights are granted to such persons contractually.

c. Acts Prior to Reincorporation

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the effective date of the Reincorporation. Nevertheless, the Board of Directors has recognized in considering this Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board of Directors believes, however, that the overall effect of the Reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

     There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

     2.     Other Matters Relating to Directors

a. Classified Board of Directors

     Under California law, directors of the Company must be elected annually and, therefore, a classified board is not permitted (except for corporations listed on the American or New York Stock Exchange or with securities qualified for trading on the National Market System of the Nasdaq Stock Market). Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Neither the Delaware Certificate nor the Delaware Bylaws establish a classified Board, but the shareholders could vote to establish a classified Board in the future under Delaware law.

b. Filling Board Vacancies

     Under California law and the California Bylaws, vacancies on the Board of Directors (other than those created by the removal of a director without cause by the shareholders) may be filled by approval of the Board or, if the number of directors remaining in office is less than a quorum, by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting of the Board of Directors, or (iii) a sole remaining director. California law further provides that if, after the filling of any vacancy by the directors, the directors then in office who have been elected by the Company’s shareholders constitute less than a majority of the directors then in office, (i) any holder owning an aggregate of 5% or more of the Company’s voting stock may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may, upon application of such shareholder, order a special meeting of shareholders to elect the entire Board of Directors of the Company.

     Similarly, Delaware law and the Delaware Bylaws provide that vacancies (other than those created by the removal of a director without cause by the shareholders) or newly created directorships may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. In contrast to California law, however, Delaware law further provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the outstanding shares entitled to vote on the election of directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

c. Interested Director Transactions

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board of Director approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board of director approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the board of directors of Delaware Company might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Delaware Company, although less than a majority of a quorum.

Delaware Company is not aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.

     3.     Anti-Takeover Measures

     Delaware law has been widely viewed to permit corporations greater flexibility in governing their internal affairs and their relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits corporations to adopt a number of measures designed to reduce their vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are certain types of “poison pill” defenses (such as shareholder rights plans) discussed below which have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

a. Shareholder Approval of Certain Business Combinations

     A number of states have adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers more difficult. Under Section 203 of the Delaware General Corporation Law (“Section 203”), certain “business combinations” between a public corporation and a stockholder holding 15% or more of its voting stock are subject to a three-year moratorium unless approved by two-thirds of the disinterested stockholders or certain other specified conditions are met. Section 203 applies to any Delaware public corporation that has not opted out of the provisions. Companies that do not have publicly traded voting stock are exempt from Section 203; however, they may in their certificate of incorporation expressly “opt in” to the provisions.

     Following the Reincorporation, the Delaware Company will not be a “public company” as such term is used in Section 203. Although the Delaware Company will not be subject to Section 203 initially, it may in the future become subject to Section 203. At such time, the prohibitions set forth in Section 203 would apply unless the Delaware Company has opted out of Section 203. Notwithstanding certain benefits that Section 203 may provide in protecting the Delaware Company from coercive takeovers, the Board of Directors has decided to expressly opt out of Section 203 and an appropriate election in that regard has been made in the Delaware Certificate.

b. Class Vote for Certain Reorganizations

     With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

     California law also requires that holders of a California corporation’s common stock receive nonredeemable common stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its common stock, unless all of the holders of its common stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a “fairness” hearing. This provision of California law may have the effect of making a cash “freezeout” merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters’ rights. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. As noted above Section 203 will not apply to the Delaware Company.

c. Additional Anti-Takeover Measures

     There can be no assurance that the Board of Directors of the Delaware Company will not adopt in the future anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company’s shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

     In addition, the Delaware Company retains the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, the Delaware Company could issue shares of authorized but unissued preferred stock in one or more transactions (subject to the limitations imposed by applicable law) with terms, provisions and rights which would make a takeover of the Delaware Company more difficult and, therefore, less likely to occur. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of preferred stock remain to be fixed by the Board of Directors of the Delaware Company. Accordingly, if the Board of Directors so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with the approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such preferred stock could also be convertible into a large number of shares of common stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, the preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, preferred stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of any common stock or preferred stock of the Delaware Company, except as required by law, regulation or the Delaware Certificate. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any preferred stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

     4.     Inspection of Shareholder Lists

     California law provides for an absolute right of inspection of the shareholder list for shareholders holding at least 5% of a corporation’s outstanding shares entitled to vote or shareholders holding at least 1% of such shares who have filed a Schedule 14A with the Securities and Exchange Commission. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person’s interest as a shareholder.

     5.     Appraisal Rights

a. General

     Under both California law and Delaware law, shareholders of corporations participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the “fair value” (Delaware) or “fair market value” (California) of their shares, as determined by a court, in lieu of the consideration they would otherwise receive in the transaction. The limitations on such dissenters’ appraisal rights are somewhat different in California and Delaware.

     Under Delaware law appraisal rights are not available to shareholders with respect to mergers or consolidations by corporations, whose shares are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or whose shares are held of record by more than 2,000 holders, if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or widely dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of corporations who survive a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

     Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list on the National Market System of the NASDAQ Stock Market generally do not have appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the rights.

b. Voting and Appraisal Rights in Certain Transactions

     Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described above.

c. Application to Reincorporation

     Appraisal rights are not available to shareholders of the Company with respect to the Reincorporation.

     6.     Holding Company Reorganization

     Section 251(g) of the Delaware General Corporation Law permits a Delaware corporation to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for shareholder approval of such a merger but contains several provisions designed to ensure that the rights of shareholders are not changed by or as a result of the merger.

     In order to comply with Section 251(g), the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without shareholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the shareholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the shareholders of the holding company by the same vote required of the shareholders of the corporation under the Delaware General Corporation Law and/or by the corporation’s certificate of incorporation. To ensure that any restrictions on shareholders of the corporation imposed by Section 203 or any exemption from such restrictions, remains unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are shareholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to shareholders of the corporation immediately prior to the reorganization. In order for no shareholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to shareholders of the corporation. Appraisal rights are not available to shareholders in a merger that qualifies as a holding company reorganization.

     7.     Fairness Opinion Requirement

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provisions, so the Delaware Company would not be required by law to deliver a fairness opinion to the shareholders or to inform them of any such later proposal, and the shareholders of the Delaware Company might, therefore, be deprived of an opportunity to consider such other proposal.

     8.     Dividends and Repurchase of Shares

     Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation’s assets (exclusive of good will, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets, as defined, would be at least equal to its current liabilities ( or 1 1/4 times its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

     9.     Dissolution

     Under California law, shareholders holding 50% or more of the total voting power of a corporation may authorize its dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the corporation’s shareholders. In the event of such a Board-initiated dissolution, Delaware law permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Delaware Certificate contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of the Delaware Company if previously approved by the Board of Directors.

     10.     Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may only bring a derivative action on behalf of a corporation if the shareholder was a shareholder of the corporation at the time of the transaction in questions or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     11.     Application of California Law After Reincorporation

     California law provides that a foreign corporation may be subject to California law if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the foreign corporation’s business is conducted in California and (ii) more than one-half of the foreign corporation’s outstanding voting securities are held of record by persons having addresses in California. The application of this section would not occur until the first day of the first income year of the corporation commencing on or after the 135th day of the income year immediately following the latest income year in which the corporation meets both of these tests. The law, however, does not apply to corporations (a) with outstanding securities listed on the New York Stock Exchange or the American Stock Exchange, or (b) with outstanding securities designated as qualified for trading on the NASDAQ National Market of the NASDAQ Stock Market operated by the NASDAQ Stock Market, Inc., or (c) if such corporation’s voting securities are owned directly or indirectly by a corporation not subject to the law.

     If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Information Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters’ rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined. Currently the Delaware Company will not be treated as a foreign corporation subject to California law because as of the most recent annual shareholders meeting less than one-half of the Company’s shareholders were California residents.

E. Federal Income Tax Consequences of the Reincorporation

     The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as such a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Reincorporation. Each shareholder’s holding period with respect to the Delaware Company’s capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

     A successful IRS challenge to the reorganization status of the proposed reincorporation (in consequence of a failure to satisfy the “continuity of interest” requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company’s common stock exchanged in the proposed Reincorporation equal to the difference between the shareholder’s basis in such share and the fair market value thereof, as of the time of exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the common stock received in the exchange would equal their fair market value on such date, and the shareholder’s holding period for such common stock would commence anew.

     The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the proposed Reincorporation, including the applicability of the laws of any state or other jurisdiction.

The Board Of Directors Has Approved And Recommended The Merger Of The Company With And Into the Delaware Company. The Consenting Shareholders Have Approved The Merger. No Further Action By The Company’s Shareholders Is Required For The consummation of the Reincorporation.

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth the beneficial ownership of the Common Stock and Series B Preferred for (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock or Series B Preferred; (ii) each director; and (iii) the directors and executive officers as a group. Beneficial ownership information in the table is as of September 26, 2002. In calculating beneficial ownership, shares of Series B Preferred are included as if converted into Common Stock. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power.

	Number of		Percent**
Name of Beneficial Owner	Shares

Directors and Executive Officers [1]
James P. Jimirro,
Chairman of the Board,	900,336	(2)	27.7%
President and Chief Executive Officer
James P. Fellows,
Director	24,666	(3)	*

	Number of
Name of Beneficial Owner	Shares		Percent**

Bruce P. Vann,	23,831	(4)	*
Director
Daniel S. Laikin, Chief Operating Officer and Director	2,717,975	(5)	59.5%
Timothy S. Durham, Director	2,076,363	(5)	49.5%
Paul Skjodt, Director	1,469,676	(5)	37.3%
Joshua A. Finkenberg, Director	7,500	(6)	*
All Executive Officers and Directors as	4,956,125	(5)	86.5%
a group, consisting of eight members
NLAG Group 1, 5	4,150,491		82.7%
Ronald Holzer	180,945	(7)	6.8%

*	Less than one percent.

**	Percentage of combined votes of outstanding shares of Common Stock and Series B Preferred.

1 The address for Messrs. Jimirro, Fellows and Vann is 10850 Wilshire Blvd., Suite 1000, Los Angeles, California 90024. The address for Mr. Laikin is 25 West 9th Street, Indianapolis, Indiana 46204. The address for the NLAG Group is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. The address for Mr. Skjodt is 9910 Towne Road, Carmel, Indiana 46032. The address for Mr. Finkenberg is 4080 Front Street, Suite 105, San Diego, California 92123. The address for Mr. Holzer is 600 Central Avenue, Suite 240, Highland Park, Illinois 60035.

2 Includes options to purchase 666,669 shares of Common Stock.

3 Consists of options to purchase shares of Common Stock.

4 Includes options to purchase 12,831 shares of Common Stock.

5 The following individuals and entities are referred to collectively as the “NLAG Group”: Daniel Laikin; Paul Skjodt; Christopher R. Williams; Diamond Investments, LLC; DC Investments, LLC; Timothy S. Durham; Helen C. Williams; Judy B. Laikin; Samerian LLP; DW Leasing Company, LLC; and National Lampoon Acquisition Group, LLC. Each member of the NLAG Group may be deemed to beneficially own all of the shares of Common Stock that are deemed to be beneficially owned collectively by the NLAG Group, which number includes shares of Common Stock that the members could acquire upon the conversion of shares of Series B Preferred and pursuant to warrants and options. As of September 26, 2002, the individual members of the NLAG Group have the following holdings:

(a)	Mr. Durham directly owns 73,200 shares of Common Stock, 8,380 shares of Series B Preferred and warrants to acquire 236,056 shares of Common Stock. He also has the right to acquire 7,500 shares of Common Stock pursuant to stock options. Mr. Durham may be deemed to share voting and dispositive power with respect to the securities listed below for Diamond Investments, LLC and DC Investments, LLC, for both of which Mr. Durham serves as Managing Member, and DW Leasing Company, LLC, in which Mr. Durham has an ownership interest. (The total beneficial ownership for Mr. Durham shown in the table also includes the maximum number of securities that Mr. Durham could acquire if he were named the designee of, and exercised, the option held by National Lampoon Acquisition Group, LLC, described in (k) below.)

(b)	Mr. Laikin directly owns 167,250 shares of Common Stock, 23,364 shares of Series B Preferred and warrants to acquire 658,141 shares of Common Stock. He also has the right to acquire 102,333 shares of Common Stock pursuant to stock options. He may be deemed to share voting and dispositive power with respect to securities listed below for Judy B. Laikin. (The total beneficial ownership for Mr. Laikin shown in the table also includes the maximum number of securities that Mr. Laikin could acquire if he were named the designee of, and exercised, the option held by National Lampoon Acquisition Group, LLC, described in (k) below.)

(c)	Mr. Skjodt directly owns 141,050 shares of Common Stock, 3,000 shares of Series B Preferred and warrants to acquire 84,507 shares of Common Stock. He also has the right to acquire 7,500 shares of Common Stock pursuant to stock options. He may be deemed to share voting and dispositive power with respect to the securities listed below for Samerian LLP, in which Mr. Skjodt is a Partner. (The total beneficial ownership for Mr. Skjodt shown in the table also includes the maximum number of securities that Mr. Skjodt could acquire if he were named the designee of, and exercised, the option held by National Lampoon Acquisition Group, LLC, described in (k) below.)

(d)	Christopher R. Williams directly owns 64,500 shares of Common Stock and may be deemed to share voting and dispositive power with respect to securities listed below for Helen C. Williams.

(e)	Diamond Investments, LLC directly owns 92,399 shares of Common Stock.

(f)	DC Investments, LLC directly owns 5,000 shares of Series B Preferred and warrants to purchase 140,845 shares of Common Stock.

(g)	Helen C. Williams directly owns 60,200 shares of Common Stock.

(h)	Judy B. Laikin directly owns 26,000 shares of Common Stock.

(i)	Samerian LLP directly owns 20,000 shares of Common Stock.

(j)	DW Leasing Company, LLC directly owns 17,350 shares of Common Stock.

(k)	National Lampoon Acquisition Group, LLC holds an option permitting it, or its designees, to acquire 20,095 shares of Series B Preferred and warrants for 566,056 shares of Common Stock.

Each member of the NLAG Group disclaims beneficial ownership of the securities held by the other members of the NLAG Group.

6 Consists of options to purchase shares of Common Stock.

7 Includes 2,500 shares of Series B Preferred and warrants to purchase 70,423 shares of Common Stock.

Additional and Available Information

     The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Incorporation By Reference

     The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2001, which includes its audited financial statements, its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 31, 2001 and January 31, 2002 and April 30, 2002, and its Current Reports on Form 8-K filed with the Commission on August 2, 2001, as amended August 24, 2001, November 23, 2001, November 29, 2001, December 28, 2001, February 4, 2002, March 29, 2002, April 29, 2002, May 31, 2002 and June 27,2002, are incorporated herein by reference.

     The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

The Company Is Not Asking You For A Proxy And You Are Requested Not To Send The
Company A Proxy.

Company Contact Information

     All inquiries regarding the Company should be addressed to the Company’s principal executive offices:

J2 Communications
10850 Wilshire Boulevard
Suite 1000
Los Angeles, CA 90024
(310) 474-5272

By Order of the Board of Directors

/s/ James P. Jimirro James P. Jimirro Chairman of the Board, Chief Executive Officer and President

Los Angeles, California [_______________________], 2002

EXHIBITS

Exhibit A	Plan and Agreement of Merger
Exhibit B	Certificate of Incorporation of National Lampoon, Inc.
Exhibit C	Bylaws of National Lampoon, Inc.

Exhibit A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER (this “Agreement”) is made as of the      day of      , 2002, by and between J2 COMMUNICATIONS, a California corporation (“CalCorp”), and NATIONAL LAMPOON, INC., a Delaware corporation (“DelCorp”) (CalCorp and DelCorp are each referred to herein as a “Party” and are collectively referred to herein as the “Parties”).

RECITALS

A.     CalCorp is duly organized and validly existing as a corporation under the California General Corporation Law (the “CGCL”). DelCorp is duly organized and validly existing as a corporation under the Delaware General Corporation Law (the “DGCL”). CalCorp is the parent corporation and sole shareholder of DelCorp.

B.     The Parties desire to enter into an agreement providing for the merger of CalCorp into DelCorp.

C.     The authorized stock of DelCorp consists of 15,000,000 shares of common stock, $0.0001 par value per share (“DelCorp Common Stock”), and 2,000,000 shares of preferred stock, $0.0001 par value per share (“DelCorp Preferred Stock”), of which DelCorp Preferred Stock 68,406 shares have been designated as Series B Convertible Preferred Stock (the “DelCorp Series B Preferred”). Immediately prior to the effectiveness of this Agreement, one (1) share of DelCorp Common Stock was issued and outstanding, which share is held by CalCorp and no shares of DelCorp Preferred Stock were issued and outstanding.

D.     The authorized stock of CalCorp consists of 15,000,000 shares of common stock, no par value per share (“CalCorp Common Stock”), and 2,000,000 shares of preferred stock, no par value per share (“CalCorp Preferred Stock”), of which CalCorp Preferred Stock 68,406 shares have been designated as Series B Convertible Preferred Stock (the “CalCorp Series B Preferred”). The authorized stock of CalCorp is exactly the same as the authorized stock of DelCorp except that the authorized stock of CalCorp has no par value. The rights, privileges, preferences and terms of the DelCorp Series B Preferred are identical to the CalCorp Series B Preferred.

AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby covenant and agree as follows:

Article 1. THE MERGER

     At the Effective Time (as such term is hereinafter defined), in accordance with the provisions of the CGCL, the DGCL and the terms of this Agreement, CalCorp will be merged with and into DelCorp (the “Merger”) with DelCorp surviving the Merger (the “Surviving

Corporation”). The Merger shall have all of the effects provided by the CGCL and the DGCL, as applicable.

Article 2. EFFECTIVE TIME OF THE MERGER

     The Merger shall become effective (the “Effective Time”) on the day and at the time that this Agreement or Certificate of Merger meeting the requirement of the DGCL shall have been executed and filed in the office of the Secretary of State of the State of Delaware.

Article 3. CERTIFICATES OF INCORPORATION, BY-LAWS, DIRECTORS AND OFFICERS

     Section 3.1. Certificate of Incorporation. The Certificate of Incorporation of DelCorp as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of DelCorp from and after the Effective Time until further amended in accordance with the provisions thereof and the laws of the State of Delaware.

     Section 3.2. Bylaws. The Bylaws of DelCorp as in effect immediately prior to the Effective Time shall be the Bylaws of DelCorp from and after the Effective Time until further amended in accordance with the laws of the State of Delaware, the Certificate of Incorporation and the Bylaws of DelCorp.

     Section 3.3. Directors and Officer. The directors and officers of CalCorp in office immediately prior to the Effective Time shall be the directors and officers of DelCorp from and after the Effective Time, and each shall hold his respective office or offices from and after the Effective Time until his successor shall have been elected and qualified or as otherwise provided in the Bylaws of DelCorp.

Article 4. MANNER AND BASIS OF CONVERTING STOCK; OPTIONS, WARRANTS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES

     Section 4.1. CalCorp Stock. At the Effective Time:

(a) Each one share of CalCorp Common Stock that shall be outstanding immediately prior to the Effective Time, by virtue of the Merger and without any other action being required, shall be converted and exchanged into one fully-paid and nonassessable share of DelCorp Common Stock.

(b) Each one share of CalCorp Series B Preferred that shall be outstanding immediately prior to the Effective Time, by virtue of the Merger and without any other action being required, shall be converted and exchanged into one fully-paid and nonassessable share of DelCorp Series B Preferred.

(c) Any shares of CalCorp Common Stock, CalCorp Preferred Stock or CalCorp Series B Preferred held in the treasury of CalCorp prior to the Effective Time shall be cancelled.

(d) From and after the Effective Time, each holder of an outstanding certificate representing shares of CalCorp Common Stock or CalCorp Series B Preferred may surrender the same for cancellation to the Surviving Corporation, and each such holder shall be entitled to receive in exchange therefore a certificate or certificates representing the number of shares of the appropriate class and series of the Surviving Corporation’s capital stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of CalCorp capital stock shall be deemed for all purposes to represent the same number of shares of the appropriate class and series of the Surviving Corporation’s capital stock into which such shares of CalCorp capital stock were converted in the Merger.

(e) The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

(f) Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of CalCorp so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

(g) If any certificate for shares of Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

     Section 4.2. CalCorp Options, Warrants, Stock Purchase Rights and Convertible Securities

(a) Upon the Effective Time, the Surviving Corporation shall assume the obligations of CalCorp under CalCorp’s Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan and all other employee benefit plans of CalCorp.

(b) Upon the Effective Time, each (i) outstanding and unexercised option, warrant or other instrument or agreement providing rights to subscribe for, purchase, convert to or otherwise acquire shares of CalCorp Common Stock or CalCorp Series B Preferred and (ii) each outstanding security convertible into CalCorp Common Stock that is in effect as of the Effective Time (securities and rights referred to in clauses (i) and (ii) are collectively referred to herein as the “Rights”), by virtue of the Merger and without any other action being required, shall on and after the Effective Time represent rights to subscribe for, purchase, convert to or otherwise acquire a like number of shares of DelCorp Common Stock and DelCorp Series B Preferred, as applicable, rather than CalCorp Common Stock or CalCorp Series B Preferred, as applicable, all upon the same terms and conditions applicable under such Rights prior to the Effective Time, including, without limitation, with respect to the exercise and conversion prices.

(c) A number of shares of the Surviving Corporation’s DelCorp Common Stock and DelCorp Series B Preferred shall be reserved for issuance upon the exercise or conversion of the Rights equal to the number of shares of CalCorp Common Stock or CalCorp Series B Preferred, as applicable, so reserved immediately prior to the Effective Time.

     Section 4.3. DelCorp Stock. All shares of the DelCorp Common Stock issued and outstanding before the Effective Time shall be automatically cancelled and deemed surrendered by virtue of the Merger at the Effective Time, and the subscription price therefor shall be reimbursed to or forgiven by CalCorp, as applicable. Such cancelled shares shall be returned to the status of authorized but unissued shares.

Article 5. CERTAIN EFFECTS OF THE MERGER

     Section 5.1. Surviving Corporation. The separate existence and the corporate organization of CalCorp shall cease at the Effective Time except insofar as it may be continued by law, and thereupon CalCorp and DelCorp shall be a single corporation, sometimes hereinafter referred to as the Surviving Corporation.

     Section 5.2. Effects on Asset and Liabilities. At the Effective Time, as more fully set forth in the applicable provisions of the DGCL and CGCL, DelCorp as the Surviving Corporation shall thereupon and thereafter:

(a) be subject to all actions previously taken by DelCorp’s and CalCorp’s respective Boards of Directors;

(b) continue to possess all of DelCorp’s rights, privileges, powers and franchises, both public and private in nature, and all its property, real, personal and mixed as constituted immediately prior to the Effective Time;

(c) succeed to and possess, without other transfer, all of CalCorp’s rights, privileges, powers and franchises, both public and private in nature, and all the property, real, personal and mixed as constituted immediately prior to the Effective Time;

(d) continue to be subject to all debts due on whatever account, including, subscriptions for shares, and all other things in action or belonging to DelCorp; and

(e) succeed to, without other transfer, all debts due on whatever account, including, subscriptions for shares, and all other things in action or belonging to CalCorp.

All rights of creditors and all liens upon any property of CalCorp shall be preserved unimpaired, and all debts, liabilities, and duties of CalCorp shall attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities, and duties had been incurred or contracted by the Surviving Corporation.

Article 6. GENERAL

     Section 6.1. Further Assurances. From time to time after the Effective Time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of CalCorp such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CalCorp and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of CalCorp or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     Section 6.2. Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either CalCorp or DelCorp, or both, notwithstanding the approval of this Agreement by the shareholders of CalCorp or by the sole stockholder of DelCorp, or by both.

     Section 6.3. Amendment. The Boards of Directors of CalCorp and DelCorp may amend this Agreement at any time prior to the filing of this Agreement (or Certificate of Merger in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either CalCorp or DelCorp shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Party, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Party.

     Section 6.4. Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company.

     Section 6.5. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10850 Wilshire Boulevard, Los Angeles, CA 90024, and copies thereof will be furnished to any stockholder of either Party, upon request and without costs.

     Section 6.6. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     IN WITNESS WHEREOF, each of the Parties has caused this Plan and Agreement of Merger to be executed as of the date first written above.

J2 COMMUNICATIONS, a California corporation

By

James P. Jimirro, President and Chief Executive Officer

NATIONAL LAMPOON, INC., a Delaware corporation

By

James P. Jimirro, President and Chief Executive Officer

Exhibit B

Certificate Of Incorporation Of

National Lampoon, Inc.

     The undersigned incorporator, desiring to form a corporation (the “Corporation”) pursuant to the provisions of the Delaware General Corporation Law, as amended (the “Law”), executes the following Certificate of Incorporation:

Article 1. NAME.

     The name of the Corporation is National Lampoon, Inc.

Article 2. REGISTERED AGENT AND REGISTERED OFFICE.

     The name and address of the Corporation’s Registered Agent and the address of its Registered Office is: The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, DE 19801.

Article 3. PURPOSES.

     The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Law.

Article 4. STOCK.

     The aggregate number of shares of capital stock that the Corporation shall have authority to issue is Seventeen Million (17,000,000) shares, consisting of Fifteen Million (15,000,000) shares of common stock with a par value of $0.0001 per share (“Common Stock”) and Two Million (2,000,000) shares of preferred stock with a par value of $0.0001 per share (“Preferred Stock”).

Article 5. PREFERRED STOCK.

     Section 5.1 Determining Rights of Preferred Stock. Subject to the provisions of this Article 5 relating to the Series B Convertible Preferred Stock of the Corporation, (a) the Preferred Stock may be issued in any number of series, as determined by the board of directors of the Corporation (the “Board of Directors” or the “Board”), (b) the Board may by resolution fix the designation and number of shares of any such series of Preferred Stock and may determine, alter or revoke the rights, preferences, privileges and restrictions pertaining to any wholly unissued series, and (c) the Board may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

     Section 5.2 Establishment of Series B Preferred Stock. There is hereby established, authorized and created a series of the authorized Preferred Stock of the Corporation, $0.0001 par value per share, which series shall be designated as “Series B Convertible Preferred Stock” and which series of Preferred Stock (the “Series B Preferred Stock”) shall consist of Sixty Eight Thousand Four Hundred Six (68,406) authorized shares having the following preferences, rights, qualifications, limitations and restrictions:

Section 5.2.1. Dividend Rights. The Corporation shall have the right to issue dividends and make distributions, whether cash, securities or otherwise, whether or not any shares of the Series B Preferred Stock are outstanding. The holders of Series B Preferred Stock shall have a right to participate in such dividends and distributions (including, without limitation, share dividends or distributions) to the extent that the holders of Common Stock participate, and the holders of Series B Preferred Stock shall receive a like dividend or distribution, pro rata and pari passu with the holders of Common Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 5.2.4; provided, further, that no dividend or distribution shall be paid unless such dividends or distributions are sufficient to pay in full all amounts due to the holders of the Series B Preferred Stock and the holders of the Common Stock.

Section 5.2.2. Voting Rights. Except as otherwise provided herein or as required by law, the holders of Series B Preferred Stock shall vote, or act by written consent, as a single class with the holders of Common Stock of the Corporation, and not as a separate class, in the same manner and with the same voting rights, privileges and number of votes as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 5.2.4.

Section 5.2.3. Liquidation Rights. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series B Preferred Stock, with all holders of Series B Preferred Stock being treated as if they were holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock could be converted in accordance with Section 5.2.4.

Section 5.2.4. Conversion Rights. The holders of Series B Preferred Stock shall have the following rights with respect to the conversion of Series B Preferred Stock into Common Stock (the “Conversion Rights”):

(a) Right to Convert. Subject to and in compliance with the provisions of this Section 5.2.4, any shares of Series B Preferred Stock may, at the option of the holder, be converted at any time into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of one share of Series B Preferred Stock shall be entitled upon conversion shall be 28.169 shares (the “Conversion Rate”), subject to adjustment as provided in Section 5.2.4(c).

(b) Mechanics of Conversion. Each holder of Series B Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 5.2.4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the

Corporation or any transfer agent for Series B Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert to Common Stock the number of shares of Series B Preferred Stock stated in such notice. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled, and (if applicable) a certificate for the balance of any shares of Series B Preferred Stock surrendered but not converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(c) Adjustment for Stock Splits and Reverse Stock Splits. If the Corporation shall at any time or from time to time after the date that the first shares of Series B Preferred Stock are issued (the “Original Issue Date”) effect a split of the outstanding Common Stock, the Conversion Rate in effect immediately before that split shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date effect a reverse split of the outstanding shares of Common Stock, the Conversion Rate in effect immediately before the reverse split shall be proportionately decreased. Any adjustment under this Section 5.2.4(c) shall become effective at the close of business on the date the split or reverse split of Common Stock becomes effective.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of a share of the Common Stock on the date of conversion (as determined in good faith by the Board of Directors).

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Notices. Any notice required by the provisions of this Section 5.2.4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(g) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered.

(h) No Impairment. The Corporation shall not amend its Articles of Incorporation or Bylaws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all actions as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

Section 5.2.5. No Reissuance of Series B Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares the Corporation is authorized to issue.

Section 5.2.6. Negative Covenants of the Corporation. So long as any shares of Series B Preferred Stock remain outstanding, except with the prior written consent of the holders of a majority of the then outstanding Series B Preferred Stock, the Corporation shall not:

(a) amend, alter or repeal any rights, preferences or privileges of, or any restrictions provided for the benefit of, the Series B Preferred;

(b) amend the Certificate of Incorporation or the Bylaws of the Corporation to adversely affect the rights of the holders of the Series B Preferred Stock;

(c) authorize, create or issue (by reclassification or otherwise) any shares of any class or series of stock having preferences senior to the Series B Preferred Stock;

(d) amend or repeal this Section 5.2.6.

Article 6. INCORPORATOR.

James P. Jimirro	10850 Wilshire Boulevard

Los Angeles, California 90024

Article 7. DIRECTORS.

     Section 7.1 Directors — Number — Initial Director. The number of directors may be fixed, from time to time, in the manner provided in the Bylaws of the Corporation at any number. Initially, and until changed in the manner provided by the Bylaws, the Corporation shall have one Director. The initial director is James P. Jimirro, 10850 Wilshire Boulevard, Los Angeles, California 90024.

     Section 7.2 Directors — Election. The election of directors need not be by written ballot.

     Section 7.3 Bylaws. Subject to any limitations set forth in the Bylaws, the Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation, subject to the power of the stockholders to amend or repeal such Bylaws as provided in, and subject to the provisions of, the Law.

Article 8. APPLICABILITY OF SECTION 203

     Pursuant to Section 203(b)(1) of the Law, the Corporation elects not to be governed by Section 203 of the Law.

Article 9. AMENDMENT

     The Corporation reserves the right to alter, amend and repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the provisions of the Law or any other pertinent enactment of the General Assembly of the State of Delaware and all rights and powers conferred hereby on stockholders, directors and officers of the Corporation are subject to such reserved right.

Article 10. PROVISIONS FOR REGULATION OF BUSINESS AND CONDUCT OF AFFAIRS OF CORPORATION.

     Section 10.1 Elimination of Certain Liability of Directors. To the fullest extent permitted by the Law, as the same exists or as may hereafter be amended, a director (including any advisory directors) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Law, or (iv) for any transaction from which the director derived any improper personal benefit. Without limiting the effect of the preceding sentence, if the Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of the director of this Corporation shall be eliminated or limited to the fullest extent permitted by Law, as so amended.

     Section 10.2 Indemnification. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

     Section 10.3 Amendment or Repeal. Neither any amendment nor repeal of this Article 10, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article 10, shall eliminate, reduce, or otherwise adversely affect the effect of this Article 10 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 10, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Article 11. INDEMNIFICATION OF AGENTS.

     To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders and others.

Article 12. STOCKHOLDER ACTION BY WRITTEN CONSENT.

     Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder’s proxyholders, or a transferee of the shares or a personal representative of the stockholder or their respective proxyholders, may revoke the consent by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

     If the consents of all stockholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such stockholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the stockholders without a meeting. This notice shall be delivered in the manner provided in the Bylaws. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest pursuant to Section 144 of the Law, (ii) indemnification of the directors, officers, employees and agents of the Corporation pursuant to Section 145 of the Law, (iii) a sale, lease or exchange of assets pursuant to Section 271 of the Law, (iv) a dissolution pursuant to Section 275 of the Law, and (v) a merger pursuant to Sections 251, 252, 254, 255, 256, 257 and 258 of the Law, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

     I, James P. Jimirro, being the incorporator hereinbefore named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying, subject to the penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly, I have hereunto set my hand this 23rd day of August, 2002.

James P. Jimirro, Incorporator

This instrument was prepared by Robert V. Kixmiller, Leagre Chandler & Millard LLP, 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204-2415.

Exhibit C

BYLAWS
OF
NATIONAL LAMPOON, INC.

(a Delaware corporation)
(as adopted August 27, 2002)

Article 1. OFFICES

     Section 1.1 Principal Office. The principal executive office for the transaction of the business of this corporation shall be at 10850 Wilshire Boulevard, Suite 100, Los Angeles, California 90024. The Board of Directors is hereby granted full power and authority to change the location of the principal executive office from one location to another.

     Section 1.2 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located at such place or places within or without the State of Delaware as the Board of Directors deems appropriate.

Article 2. DIRECTORS

     Section 2.1 Exercise Of Corporate Powers. Except as otherwise provided by these Bylaws, by the Certificate of Incorporation of this corporation as in effect from time to time, or by the laws of the State of Delaware now or hereafter in force, the business and affairs of this corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section 2.2 Number. Initially, the number of directors of this corporation shall be one (1). Immediately upon the filing of a Certificate of Merger with the Delaware Secretary of State, reflecting the merger of J2 Communications with and into this corporation, with this corporation being the survivor, then, without further action by the stockholders or Board of Directors, the number of directors of this corporation shall be increased to seven (7).

     Section 2.3 Powers And Duties. Without limiting the generality or extent of the general corporate powers to be exercised by the Board of Directors pursuant to Section 2.1 of these Bylaws, it is hereby provided that the Board of Directors shall have full power with respect to the following matters:

(a) To purchase, lease, and acquire any and all kinds of property, real, personal or mixed, and at its discretion to pay therefor in money, in property and/or in stocks, bonds, debentures or other securities of this corporation.

(b) To enter into any and all contracts and agreements which in its judgment may be beneficial to the interests and purposes of this corporation.

(c) To fix and determine and to vary from time to time the amount or amounts to be set aside or retained as reserve funds or as working capital of this corporation or for maintenance, repairs, replacements or enlargements of its properties.

(d) To declare and pay dividends in cash, shares and/or property out of any funds of this corporation at the time legally available for the declaration and payment of dividends on its shares.

(e) To adopt such rules and regulations for the conduct of its meetings and the management of the affairs of this corporation as it may deem proper.

(f) To prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, bills of exchange, contracts and other corporate instruments shall be executed.

(g) To accept resignations of directors and, in case of vacancy in the office of directors, to fill the same to the extent provided in Section 2.6 hereof.

(h) To create offices in addition to those for which provision is made by law or these Bylaws; to elect and remove at pleasure all officers of this corporation, fix their terms of office, prescribe their powers and duties, limit their authority and fix their salaries in any way it may deem advisable which is not contrary to law or these Bylaws; and, if it sees fit, to require from the officers or any of them security for faithful service.

(i) To designate some person to perform the duties and exercise the powers of any officer of this corporation during the temporary absence or disability of such officer.

(j) To appoint or employ and to remove at pleasure such agents and employees as it may see fit, to prescribe their titles, powers and duties, limit their authority, and fix their salaries in any way it may deem advisable which is not contrary to law or these Bylaws; and, if it sees fit, to require from them or any of them security for faithful performance.

(k) To fix a time in the future, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action for which it is fixed, as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting, or entitled to receive any payment of any dividend or other distribution, or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action; and in such case only stockholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of this corporation after any record date fixed as aforesaid. The Board of Directors may close the books of this corporation against transfers of shares during the whole or any part of such period.

(l) To fix and locate from time to time the principal office for the transaction of the business of this corporation and one or more branch or other subordinate office or offices of this corporation within or without the State of Delaware; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of the stockholders or the Board of Directors, as provided in Sections 10.1 and 11.1 hereof; to adopt, make and use a corporate seal, and to prescribe the forms of certificates for shares and to alter the form of such seal and of such certificates from time to time as in its judgment it may deem best, provided such seal and such certificates shall at all times comply with the provisions of law now or hereafter in effect.

(m) To authorize the issuance of shares of stock of this corporation in accordance with the laws of the State of Delaware and the Certificate of Incorporation of this corporation.

(n) Subject to the limitation provided in Articles 14 hereof, to adopt, amend or repeal from time to time and at any time these Bylaws and any and all amendments thereof.

(o) To borrow money and incur indebtedness on behalf of this corporation, including the power and authority to borrow money from any of the stockholders, directors or officers of this corporation, and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefore; the note or other obligation given for any indebtedness of this corporation, signed officially by any officer or officers thereunto duly authorized by the Board of Directors shall be binding on this corporation.

(p) To designate and appoint committees of the Board of Directors as it may see fit, to prescribe their names, powers and duties and limit their authority in any way it may deem advisable which is not contrary to law or these Bylaws.

(q) Generally to do and perform every act and thing whatsoever that may pertain to the office of a director or to a board of directors.

     Section 2.4 Compensation. Directors and members of committees may receive such compensation, if any, for their services as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving compensation therefor.

     Section 2.5 Election And Term Of Office; Resignation. The directors shall be elected annually at the annual meeting of the stockholders. Each director shall hold such office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Any director may resign effective upon giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors of this corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. A reduction of the authorized number of directors shall not remove any director prior to the expiration of such director’s term of office.

     Section 2.6 Vacancies. A vacancy or vacancies on the Board of Directors shall exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the stockholders fail, at any annual meeting of stockholders at which any director is elected, to elect the full authorized number of directors to be voted for at that meeting. Any vacancy, except for a vacancy created by removal of a director as provided in Section 2.7 hereof, may be filled in accordance with any applicable procedures for filling same in the Certificate of Incorporation or in a resolution or resolutions of the Board of Directors creating a class or series of stock of this corporation, and in the absence of any such applicable procedures by a person selected by a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director. Vacancies occurring in the Board of Directors by reason of removal of directors under Section 2.7 shall be filled only by approval of the stockholders. The stockholders may elect a director at any time to fill any vacancy not filled by the directors.

     Section 2.7 Removal. The entire Board of Directors or any individual director may be removed without cause from office by an affirmative vote of a majority of the outstanding shares then entitled to vote at an election of directors. If any or all directors are so removed, new directors may be elected at the same meeting or at a subsequent meeting. If at any time a class or series of shares is entitled to elect one or more directors under authority granted by the Certificate of Incorporation of this corporation, the provisions of this Section shall apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

     Section 2.8 Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

Article 3. OFFICERS

     Section 3.1 Election and Qualifications. The officers of this corporation shall consist of a President, Chief Executive Officer (which may be abbreviated as CEO), Chief Operating Officer (which may be abbreviated as COO), one or more Vice Presidents, a Secretary, a Treasurer and/or Chief Financial Officer and such other officers, including, but not limited to, a Chairman of the Board of Directors, and Assistant Secretaries and Assistant Treasurers, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any CEO, COO, Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President, the Treasurer and/or Chief Financial Officer, or the Secretary, respectively, as directed by the Board of Directors, and shall perform such other duties as are imposed upon him or her by the Bylaws or the Board of Directors.

     Section 3.2 Term of Office and Compensation. The term of office and salary of each of the officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board from time to time at its pleasure, subject to the rights, if any, of an officer under any contract of employment. Any officer may resign at any time upon written notice to this corporation, without prejudice to the rights, if any, of this corporation under any contract to which the officer is a party. If any vacancy occurs in any office of this corporation, the Board of Directors may elect a successor to fill such vacancy.

Article 4. CHAIRMAN OF THE BOARD

     Section 4.1 Powers and Duties. The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

Article 5. PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Section 5.1 Powers and Duties. The powers, duties and reporting responsibilities of the President and Chief Executive Officer (which officer is sometimes referred to in these Bylaws simply as the President) are:

(a) To act as a general manager of this corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of this corporation.

(b) To preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors. If neither the Chairman of the Board, the President, the Chief Operating Officer nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President, the Chief Operating Officer nor any Vice President is present at any meeting of the stockholders, a President pro tem may be chosen to preside at such meeting.

(c) To affix the signature of this corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President as limited by Section 12.9 of these Bylaws, should be executed on behalf of this corporation; to sign certificates for shares of stock of this corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of this corporation.

The President shall report directly to the Board.

Article 6. CHIEF OPERATING OFFICER

     Section 6.1 Powers and Duties. The Chief Operating Officer shall have general operational control of the business and affairs of this corporation and shall report directly to the Board. In case of the absence, disability or death of the President, the Chief Operating Officer shall exercise all of the powers and perform all the duties of the President. The Chief Operating Officer shall also have such additional powers and duties as may be prescribed by the Board.

Article 7. VICE PRESIDENT, SECRETARY, TREASURER AND/OR CHIEF FINANCIAL OFFICER

     Section 7.1 Vice President. The titles, powers and duties of the Vice President or Vice Presidents shall be prescribed by the Board of Directors. In case of the absence, disability or death of both the President and the Chief Operating Officer, the Vice President, or one of the Vice Presidents, shall exercise all of their powers and perform all of their duties. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President and Chief Operating Officer shall be as fixed by the Board of Directors.

     Section 7.2 Secretary. The powers and duties of the Secretary are:

(a) To keep a book of minutes at the principal executive office of this corporation, or such other place as the Board of Directors may order, of all meetings (and actions taken by written consent) of its directors and stockholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof.

(b) To keep the seal of this corporation and to affix the same to all instruments which may require it.

(c) To keep or cause to be kept at the principal executive office of this corporation, or at the office of the transfer agent or agents, a record of the stockholders of this corporation, giving the names and addresses of all stockholders and the number and class of shares held by each, the number and date of certificates issued for shares and the number and date of cancellation of every certificate surrendered for cancellation.

(d) To keep a supply of certificates for shares of this corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided that so long as this corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of this corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

(e) To transfer upon the share books of this corporation any and all shares of this corporation; provided that so long as this corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of this corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer and, also, if this corporation then has one or more duly appointed and acting registrars, subject to the reasonable regulations of the registrar to which a new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 12.3 hereof.

(f) To make service and publication of all notices that may be necessary or proper and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of this corporation.

(g) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

     Section 7.3 Treasurer and/or Chief Financial Officer. The powers and duties of the Treasurer and/or Chief Financial Officer are:

(a) To supervise and control the keeping and maintaining of adequate and correct accounts of this corporation’s properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director.

(b) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of this corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of this corporation with such depository as may be designated from time to time by the Board of Directors.

(c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of this corporation.

(d) To disburse, or cause to be disbursed, all funds of this corporation as may be directed by the President or the Board of Directors, taking proper vouchers for such disbursements.

(e) To render to the President or to the Board of Directors, whenever either may require, accounts of all transactions as such officer or the Board may require and of the financial condition of this corporation.

(f) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

Article 8. DIVISIONS

     Section 8.1 Divisions. The Board shall have the power, in the exercise its discretion, to appoint additional persons to hold positions and titles such as vice president of a division of the corporation or president of a division of the corporation, or similar such titles, as the business of the corporation may require. The minutes shall clearly state that such persons are non-corporate officers appointed pursuant to this Section of these Bylaws. Each such appointee shall have such title, shall serve in such capacity and shall have such authority and perform such duties as the Board shall determine.

     Appointees may hold titles such as “president” of a division or other group within the corporation, or “vice president” of a division or other group within the corporation. However, any such appointee, absent specific election by the Board as an elected corporate officer, (i) shall not be considered an officer elected by the Board of Directors pursuant to Article 3 of these Bylaws and shall not have the executive powers or authority of corporate officers elected pursuant to such Article 3, (ii) shall not be considered (a) an “officer” of the corporation for the purposes of Rule 3b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”) or an “executive officer” of the corporation for the purposes of Rule 3b-7 promulgated under the Act, and similarly shall not be considered an “officer” of the corporation for the purposes of Section 16 of the Act (as such persons shall not be given the access to inside information of the corporation enjoyed by officers of the corporation) or an “executive officer” of the corporation for the purposes of Section 14 of the Act or (b) an “officer” for the purposes of Section 142 of the General Corporation Law of the State of Delaware, except in any such case as otherwise required by law, and (iii) shall be empowered to represent himself or herself to third parties as an appointed vice president, etc., only, and shall be empowered to execute documents, bind the corporation or otherwise act on behalf of the corporation only as authorized by the Board of Directors.

     An elected officer of the corporation may also serve in an appointed capacity hereunder.

Article 9. COMMITTEES

     Section 9.1 Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, appoint from among its members one or more committees, each consisting of two or more members who shall serve at the pleasure of the Board of Directors. Each of these committees may make its own rules of procedure subject to Section 11.9 hereof, and shall meet as provided by such rules or by a resolution adopted by the Board of Directors (which resolution shall take precedence). A a majority plus one of the members of each committee shall constitute a quorum, and in every case the affirmative vote of a majority of all members of the committee shall be necessary to the adoption of any resolution by such committee.

     Section 9.2 Powers. Any committee, to the extent provided in the resolution of the Board of Directors appointing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of this corporation in such manner as the committee may deem best for the interests of this corporation, except with respect to:

(a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware law to be submitted to the stockholders for approval;

(b) the filling of vacancies on the Board of Directors or in the committee;

(c) the fixing of compensation of the directors for serving on the Board of Directors or on any committee;

(d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

(e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of this corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and

(g) the appointment of other committees of the Board of Directors or the members thereof.

Article 10. MEETINGS OF STOCKHOLDERS

     Section 10.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the stockholders of this corporation shall be held at the principal executive office for the transaction of business of this corporation, or at any place within or without the State of Delaware which may be designated by resolution of the Board of Directors.

     Section 10.2 Annual Meetings. The annual meeting of the stockholders shall be held at the hour and date each year as may be designated by resolution of the Board of Directors. Such annual meetings shall be held at the place provided pursuant to Section 10.1 hereof. Such annual meetings shall be held for the purpose of the election of directors, for the making of reports of the affairs of this corporation and for the transaction of such other business as has been properly brought before the meeting in accordance with Sections 10.9 and 10.11.

     Section 10.3 Special Meetings. Special meetings of the stockholders for any purpose or purposes whatsoever may be called at any time by the President or by the Board of Directors, or by two or more members thereof, or by one or more holders of shares entitled to cast not less than ten percent (10%) of the votes on the record date established pursuant to Section 10.8. Upon request in writing sent by registered mail to the President or Secretary, or delivered to any such officer in person, by any person or persons entitled to call a special meeting of stockholders (such request, if sent by a stockholder or stockholders, must set forth as to each matter the stockholder or stockholders propose to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder or stockholders proposing such business, (iii) the classes and number of shares of the corporation beneficially owned by the stockholder or stockholders and (iv) any material interest of the stockholder or stockholders in such business). It shall be the duty of such officer, subject to the immediately succeeding sentence, to cause notice to be given to the stockholders entitled to vote that a special meeting will be held as requested by the person or persons calling the meeting, the date of which meeting (which shall be set by such officer) shall be not less than thirty-five (35) days nor more than sixty (60) days after such request or, if applicable, determination of the validity of such request pursuant to the immediately succeeding sentence. Within seven days after receiving such a written request from a stockholder or stockholders of the corporation, the Board of Directors shall determine whether stockholders owning not less than ten percent (10%) of the shares as of the record date established pursuant to Section 10.8 for such request support the call of a special meeting and notify the requesting party or parties of its finding. Notwithstanding anything to the contrary contained in these Bylaws, if the business sought by any stockholder or stockholders to be transacted at such meeting is the election of directors, such request must also contain the information required by, and otherwise comply with, Section 10.9.

     Section 10.4 Notice of Meetings and Business to be Conducted. Notice of any meeting of stockholders shall be given in writing not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat by the President, the Secretary or an Assistant Secretary, or other person charged with that duty, or if there be no such officer or person, or in case of his or her neglect or refusal, by any director or stockholder. The notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders, but any proper matter may be presented at the meeting for such action except that notice must be given or waived in writing of any proposal relating to approval of contracts between the corporation and any director of this corporation, amendment of the Certificate of Incorporation, reorganization of this corporation or distribution of this corporation. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election. Written notice shall be given by this corporation to any stockholder, either (a) personally or (b) by mail or other means of written communication, charges prepaid, addressed to such stockholder at such stockholder’s address appearing on the books of this corporation or given by such stockholder to this corporation for the purpose of notice. If a stockholder gives no address or no such address appears on the books of this corporation, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive office of this corporation is located, or if published at least once in a newspaper of general circulation in the county in which such office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the United States mail, postage prepaid, or sent by other means of written communication and addressed as hereinbefore provided. An affidavit of delivery or mailing of any notice in accordance with the provisions of this Section, executed by the President, the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice. If any notice addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to this corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of this corporation for a period of one year from the date of the giving of the notice to all other stockholders.

     Section 10.5 Proxies.

(a) Every person entitled to vote shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or such person’s duly authorized agent and filed with the Secretary of this corporation. No proxy shall be valid (i) after revocation thereof, unless the proxy is specifically made irrevocable and otherwise conforms to this Section and applicable law, or (ii) after the expiration of eleven months from the date thereof, unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

(b) A proxy may be revoked by a writing delivered to the Secretary of this corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, a written notice of such death or incapacity is received by this corporation. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of the State of Delaware. To the extent not inconsistent with Section 212(e) of the General Corporation Law of the State of Delaware, a proxy which states that it is irrevocable is irrevocable for the period specified therein when it is held by any of the following or a nominee of any of the following: (i) a pledgee, (ii) a person who has purchased or agreed to purchase or holds an option to purchase the shares or a person who has sold a portion of such person’s shares in this corporation to the maker of the proxy, (iii) a creditor or creditors of this corporation or the stockholder who extended or continued credit to this corporation or the stockholder in consideration of the proxy if the proxy states that it was given in consideration of such extension or continuation of credit and the name of the person extending or continuing the credit, (iv) a person who has contracted to perform services as an employee of this corporation, if a proxy is required by the contract of employment and if the proxy states that it was given in consideration of such contract of employment, the name of the employee and the period of employment contracted for, (v) a person designated by or under a close corporation stockholder agreement or a voting trust agreement. In addition, a proxy may be made irrevocable if it is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by its terms, discharge the obligation secured by it. Notwithstanding the period of irrevocability specified, the proxy becomes revocable when the pledge is redeemed, the option or agreement to purchase is terminated or the seller no longer owns any shares of this corporation or dies, the debt of this corporation or the stockholder is paid, the period of employment provided for in the contract of employment has terminated or the close corporation stockholder agreement or the voting trust agreement has terminated. In addition, a proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability appears on the certificate representing such shares.

     Section 10.6 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. Shares shall not be counted to make up a quorum for a meeting if voting of such shares at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 10.7 Adjourned Meetings. Any stockholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 10.6 hereof, in the absence of a quorum, no other business may be transacted at such meeting. When a meeting is adjourned for more than 30 days or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at a meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken. At any adjourned meeting the stockholders may transact any business which might have been transacted at the original meeting.

     Section 10.8 Voting Rights and Required Votes.

(a) Only persons in whose names shares entitled to vote stand on the stock records of this corporation at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held or, if some other day be fixed for the determination of stockholders of record pursuant to Section 2.3(k) hereof, then on such other day, shall be entitled to vote at such meeting. Subject to any contrary provision in the Certificate of Incorporation, in a resolution or resolutions of the Board of Directors creating or designating the voting and other privileges of a class or series of shares, or in any applicable statute relating to the election of directors or to other particular matters, in which case any such contrary provision shall control as to the voting rights to be exercised, each such person shall be entitled to one vote for each share.

(b) A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

(c) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

(d) Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

(e) Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

     Section 10.9 Nomination and Qualification of Directors.

(a) Only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice to the secretary of this corporation in accordance with this Section 10.9, will be eligible for election as directors of this corporation. For a person to be qualified to serve as a director of this corporation, such person need not be an employee or stockholder of this corporation during their directorship.

(b) For any written notice by a stockholder to be timely for purposes of this Section 10.9, such notice must be delivered to or mailed to and received at the principal executive offices of the corporation (i) not less than one hundred twenty (120) days in advance of the annual meeting date, as set by the board of directors, or, if the date of such meeting has not yet been set, one hundred twenty (120) days in advance of the month and day the corporation held its annual meeting for the previous year, (ii) if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the month and day the corporation held its annual meeting for the previous year not less than the later of (x) one hundred twenty (120) days prior to such meeting, or (y) the tenth (10th) day following the date on which notice of such meeting is given to stockholders in accordance with the provisions of Section 10.4 of these Bylaws and (iii) with respect to a previously noticed special meeting of stockholders for the election of directors, the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to stockholders in accordance with the provisions of Section 10.4 of these Bylaws. In no event shall any adjournment of an annual meeting commence a new time period for the giving of stockholders’ notice as described above.

(c) A stockholder’s notice of nomination must set forth: (i) the name and address of the stockholder who intends to make the nomination, (ii) the name and address of the person or persons to be nominated and as to each such person all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended and Item 7 of Rule 14a-101 thereunder, (iii) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder and (v) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of any stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Section 10.10 Voting Procedures and Inspectors of Election. Until such time as this corporation is no longer required to do so, this corporation shall comply with the requirements set forth in Section 231 of the General Corporation Law of the State of Delaware (which relate to voting procedures and the appointment of inspectors of election).

     Section 10.11 Action at Annual Meetings of Stockholders.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors in accordance with Section 10.4 of these Bylaws, (2) otherwise properly brought before the meeting by or at the direction of the board of directors in accordance with applicable law, or (3) otherwise properly brought before an annual meeting by a stockholder in accordance with Section 10.11(b) and 10.11(c) infra or, in the case of nominations for elections to the Board of Directors, in accordance with Section 10.9 above.

(b) For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. For a stockholder’s notice relating to an annual meeting of stockholders to be timely, such notice must be delivered to or mailed to and received at the principal executive offices of the corporation (i) not less than one hundred twenty (120) days in advance of the annual meeting date, as set by the board of directors, or, if the date of such meeting has not yet been set, one hundred twenty (120) days in advance of the month and day the corporation held its annual meeting for the previous year, (ii) if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the month and day the corporation held its annual meeting for the previous year not less than the later of (x) one hundred twenty (120) days prior to such meeting, or (y) the tenth (10th) day following the date on which notice of such meeting is given to stockholders in accordance with the provisions of Section 10.4 of these Bylaws and (iii) with respect to a previously noticed special meeting of stockholders for the election of directors, the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to stockholders in accordance with the provisions of Section 10.4 of these Bylaws. In no event shall any adjournment of an annual meeting commence a new time period for the giving of stockholders’ notice as described above.

(c) A stockholder’s notice to the corporation proposing business to be conducted at an annual meeting must set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the classes and number of shares of the corporation beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

(d) No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 10.11 (and, if applicable, Section 10.9). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 10.11 (and, if applicable, Section 10.9), and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     Section 10.12 Stockholder Action by Written Consent Without a Meeting. Except as otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law of the State of Delaware to be taken, or any action which may be taken, at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice, and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted, shall be delivered to the corporation by delivery to its registered office in Delaware, to its principal place of business wherever located, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Any stockholder giving a written consent, or the stockholder’s proxyholders, or a transferee of the shares or a personal representative of the stockholder or their respective proxyholders, may revoke the consent by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

     If the consents of all stockholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such stockholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the stockholders without a meeting. The notice shall be given in the manner specified in Section 10.4 and in this corporation’s Certificate of Incorporation.

     Section 10.13 Record Date for Stockholder Notice, Voting and Giving Consent.

(a) For purposes of determining the stockholders entitled to notice of any meeting or to vote, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in this event only stockholders of record on the date so fixed are entitled to notice and to vote, as the case may be, notwithstanding any record date, except as otherwise provided in the General Corporation Law of the State of Delaware.

(b) For purposes of determining the stockholders entitled to give consent in writing to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

(c) If the Board of Directors does not so fix a record date:

1. The record date for determining stockholders entitled to notice or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

2. The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, shall be the day on which the first written consent is given, or (ii)

when prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action.

Article 11. MEETINGS OF DIRECTORS

     Section 11.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the Board of Directors of this corporation shall be held at the principal office of this corporation for the transaction of business, as specified in accordance with Section 1.1 hereof, or at any other place within or without the State of Delaware which has been designated from time to time by resolution of the Board or which is designated in the notice of the meeting.

     Section 11.2 Regular Meetings. Regular meetings of the Board of Directors shall be held after the adjournment of each annual meeting of the stockholders (which regular directors’ meeting shall be designated the “Regular Annual Meeting”) and at such other times as may be designated from time to time by resolution of the Board of Directors. Notice of the time and place of all regular meetings shall be given in the same manner as for special meetings, except that no such notice need be given if (a) the time and place of such meetings are fixed by the Board of Directors or (b) the Regular Annual Meeting is held at the principal place of business provided at Section 1.1 hereof and on the date specified in Section 10.2 hereof.

     Section 11.3 Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, if any, or the President, or any Vice President, or the Secretary or by any two or more directors.

     Section 11.4 Notice of Special Meetings. Special meetings of the Board of Directors shall be held upon no less than seven (7) days’ notice by mail or seventy-two (72) hours’ written notice given or delivered personally or by telegraph or by email or fax to each director. Notice need not be given to any director who signs a waiver of notice or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. Any such notice must set forth with specificity the business proposed to be conducted at the meeting and no other business may be transacted at such meeting unless agreed upon by the vote of five (5) of the directors present at the meeting at which a quorum is present. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to all directors not present at the time of adjournment. Following any adjournment of any meeting of directors, no business may be conducted at such meeting other than the business proposed to be conducted in the notice of such meeting.

     Section 11.5 Quorum. The presence of five (5) of the seven (7) directors elected by the stockholders and appointed to fill vacancies as provided in Section 2.6 hereof shall constitute a quorum of the Board of Directors for the transaction of business. Except as otherwise provided in these Bylaws, in this corporation’s Certificate of Incorporation, in a resolution or resolutions adopted by the Board of Directors with respect to a particular class or series of stock created or authorized by the Board of Directors, or by applicable law, in which case any such provisions will be controlling as to what constitutes the taking of action by the Board of Directors, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place; provided that no business may be transacted after the adjourned meeting is recommenced unless a quorum is present at such time. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 11.6 Conference Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all directors participating in such meeting can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at such meeting.

     Section 11.7 Waiver of Notice and Consent. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 11.8 Action Without a Meeting. Any action required or permitted by law to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as the unanimous vote of such directors.

     Section 11.9 Committees. The provisions of this Article 11 apply also to committees of the Board of Directors and action by such committees, mutatis mutandis.

Article 12. GENERAL PROVISIONS

     Section 12.1 Instruments in Writing. All checks, drafts, demands for money and notes of this corporation, and all written contracts of this corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time designate. No officer, agent, or employee of this corporation shall have the power to bind this corporation by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors.

     Section 12.2 Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of the corporation by any officer of this corporation authorized so to do by resolution of the Board of Directors.

     Section 12.3 Certificates of Stock. There shall be issued to every holder of shares in this corporation a certificate or certificates signed in the name of this corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by this corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 12.4 Lost Certificates. Where the owner of any certificate for shares of this corporation claims that the certificate has been lost, stolen or destroyed, a new certificate shall be issued in place of the original certificate if the owner (a) so requests before this corporation has notice that the original certificate has been acquired by a bona fide purchaser, (b) files with this corporation an indemnity bond in such form and in such amount as shall be approved by the President or a Vice President of this corporation, and (c) satisfies any other reasonable requirements imposed by this corporation. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

     Section 12.5 Certification and Inspection of Bylaws. This corporation shall keep at its principal executive or business office the original or a copy of these Bylaws as amended or otherwise altered to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

     Section 12.6 Annual Reports. To the extent permitted by applicable law, the making of annual reports to the stockholders under Section 1501 of the California General Corporation Law is dispensed with and the requirement that such annual reports be made to stockholders is expressly waived, except as may be directed from time to time by the Board of Directors or the President.

     Section 12.7 Fiscal Year. The fiscal year of this Corporation shall end on July 31 of each year.

     Section 12.8 Officer Loans and Guaranties. If the corporation has outstanding shares held of record by one hundred (100) or more persons on the date of approval by the Board of Directors, the corporation may make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or subsidiaries, whether or not the officer is a director, upon the approval of the Board of Directors alone. Such approval by the Board of Directors must be determined by a vote of a majority of the disinterested directors, if it is determined that such a loan or guaranty may reasonably be expected to benefit the corporation. In no event may an officer owning two percent (2%) or more of the outstanding common stock of the corporation be extended a loan under this provision.

     Section 12.9 Major Expenditures. No officer, agent or employee shall have any power or authority to make or authorize to be made any expenditures by or on behalf of the Corporation in excess of $100,000 in a single transaction or series of related transactions without prior approval of a majority of the members of the Board of Directors, which majority must include, so long as at least 10,000 shares of Series B Convertible Preferred Stock are outstanding, at least two of the three Directors elected by the holders of Series B Convertible Preferred Stock.

     Section 12.10 Inspection Rights of Stockholders. Stockholders of the Corporation shall have those rights of inspection as to corporate records, as are specified in Section 220 of the General Corporation Law of the State of Delaware.

Article 13. CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW

     Section 13.1 Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

     Section 13.2 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 13.1 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

Article 14. ADOPTION, AMENDMENT OR REPEAL OF BYLAWS

     Section 14.1 By Stockholders. These Bylaws may be adopted, amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Bylaws specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by the stockholders; provided, however, that a Bylaw or amendment of the Certificate of Incorporation reducing the number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent total more than 16 2/3% of the outstanding shares entitled to vote.

     Section 14.2 By the Board of Directors. Subject to the right of stockholders to adopt, amend or repeal Bylaws and except as provided in Section 14.3, Bylaws, other than a Bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, may be adopted, amended or repealed by the Board of Directors. A Bylaw adopted by the stockholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal Bylaws.

     Section 14.3 Restrictions on Director Amendments. The Board of Directors may not directly or indirectly amend or repeal in whole or in part Sections 2.2, 6.1 or 12.9 of these Bylaws.

Article 15. RESTRICTIONS ON TRANSFER OF STOCK

     Section 15.1 Subsequent Agreement or Bylaw. If (a) any two or more stockholders of this corporation shall enter into any agreement abridging, limiting or restricting the rights of any one or more of them to sell, assign, transfer, mortgage, pledge, hypothecate or transfer on the books of this corporation any or all of the shares of this corporation held by them, and if a copy of said agreement shall be filed with this corporation, or if (b) stockholders entitled to vote shall adopt any Bylaw provision abridging, limiting or restricting the aforesaid rights of any stockholders, then, and in either of such events, all certificates of shares of stock subject to such abridgments, limitations or restrictions shall have a reference thereto endorsed thereon by an officer of this corporation and such certificates shall not thereafter be transferred on the books of this corporation except in accordance with the terms and provisions of such agreement or Bylaw, as the case may be; provided, that no restriction shall be binding with respect to shares issued prior to adoption of the restriction unless the holders of such shares voted in favor of or consented in writing to the restriction.

Article 16. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

     Section 16.1 Indemnification of Directors and Officers. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Delaware, indemnify each of its directors and officers against expenses (including, without limitation, attorneys’ fees and any expense of establishing a right to indemnification under this Article 16), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Article 16, a “director” or “officer” of the corporation includes any person (a) who is or was a director or officer of the corporation, (b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     Section 16.2 Indemnification of Others. The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of the State of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including, without limitation, attorneys’ fees and any expense of establishing a right to indemnification under this Article 16), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, arising by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Article 16, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the corporation, (b) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     Section 16.3 Payment of Expenses in Advance. Expenses incurred in defending any civil, criminal, action, or proceeding for which indemnification is required pursuant to Section 16.1 or for which indemnification is permitted pursuant to Section 16.2 following authorization thereof by the Board of Directors, shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article 16.

     Section 16.4 Indemnity Not Exclusive. The indemnification and advancement of expenses provided by this Article 16 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under this Corporation’s Certificate of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

     Section 16.5 Insurance Indemnification. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the corporation against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article 16.

     Section 16.6 Conflicts. No indemnification or advancement of expenses shall be made under this Article 16, except where such indemnification or advancement of expenses is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a) That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 16.7 Modification. No modification or repeal of this Article 16 shall adversely affect any right of indemnification of a director or officer existing at the time of such modification or repeal with respect to any act or omission occurring prior to or circumstance existing at the time of such repeal or modification.